Exhibit 10.4

[Name of the Shareholder]

与

亿品微客（广州）网络科技有限公司

之

购买选择权协议

Form of Call Option Agreement

Between

[Name of the Shareholder]

And

Yipinweike (Guangzhou) Network Technology Co.,Ltd.

二〇二二年八月十一日

August 11, 2022

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购买选择权协议

Call Option Agreement

甲方：[Name of the Shareholder]

Party A: [Name of the Shareholder]

身份证号码：[Shareholder’s ID Number]*

Identification Number: [Shareholder’s ID Number]*

授权代表: [职务与姓名]**

Authorized Representative: [Title and Name of the Authorized Representative]**

地址：[Shareholder’s Address]

Address: [Shareholder’s Address]

乙方：亿品微客（广州）网络科技有限公司

Party B: Yipinweike (Guangzhou) Network Technology Co.,Ltd.

法定代表人：黄国华

Legal Representative: Guohua HUANG

地址：广州市天河区岑村圣堂大街工业区38号二层D区152房

Address: Room 152, Zone D, 2nd Floor, No. 38, Shengtang Street Industrial Zone, Cencun, Tianhe District, Guangzhou

丙方：厦门一品威客网络科技股份有限公司（以下简称“目标公司”）

Party C: Xiamen EPWK Network Technology Co., Ltd. (the “Target Company”）

法定代表人：黄国华

Legal Representative: Guohua HUANG

地址：厦门市软件园三期诚毅大街359号404单元

Address: Unit 404, No. 359, Chengyi Street, Phase III, Xiamen Software Park

鉴于：

Whereas:

(1)	目标公司是一家根据中国法律组建并有效存续的股份有限公司，作为目标公司的股东，甲方持有目标公司[Percentage of Share Ownership]的股份。

The Target Company is a company limited by shares incorporated lawfully and existing validly within the territory of the People’s Republic of China, and Party A holds [Percentage of Share Ownership] shares as a shareholder of the Target Company.

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(2)	乙方是一家根据中国法律组建并有效存续的外商独资企业，为目标公司提供技术支持、战略咨询等相关服务，为目标公司的重要合作伙伴。

Party B is a wholly foreign-owned enterprise incorporated lawfully and existing validly in accordance with the laws of the People’s Republic of China and provides technical support, strategic consulting and other related services to the Target Company as an important partner of the Target Company.

(3)	甲方及目标公司拟授予乙方在符合中国法律要求的条件下，自行或通过其指定人士随时购买甲方持有的目标公司全部或部分股份或者目标公司的全部或部分资产（包括各种有形及无形资产）的排他性的选择权。

Party A and the Target Company intend to grant the Part B, the exclusive option to purchase all or part of the shares and the assets (including all forms of tangible and intangible assets) of the Target Company held by Party A, either by Party B itself or through its designated person.

(4)	甲方因签订、履行本协议而产生的风险、费用、责任等，均由目标公司承担。

The Target Company shall bear all the risks, fees and liabilities etc. of Party A arising from the signing and performance of this agreement.

据此，各方经协商一致，达成本协议如下：

Now therefore, through mutual consultation, the parties have reached the following agreements:

第一条 购买选择权之授予和行使

Article 1 Grant and Exercise of Call Option

1.1	授予购买选择权 Granting Purchase Option

各方同意，乙方拥有排他性的选择权，在符合中国法律要求和本协议规定的条件下，自行或通过其指定人士随时购买甲方持有的目标公司全部或部分股份，或目标公司拥有的全部或部分资产（下称“购买选择权”）。该购买选择权可以由乙方或者乙方指定人士行使，且在本协议有效期内不可撤销。甲方同意，除乙方外，任何第三人均不得享有对于目标公司股份或资产的购买选择权或其他有关的权利。

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According to the requirements of Chinese laws and the provisions of this Agreement, the parties agree that Party B own the exclusive right to choose at any time to purchase all or part of shares or assets of the Target Company held by Party A through Party B itself or its designated person (herein after referred to as “Purchase Options”) The purchase options may be exercised by Party B or the person designated by Party B which is irrevocable during the term of this Agreement. Party A agrees that any third party except for Party B shall not own purchase options to the shares or assets of the Target Company or other rights related to the Target Company.

1.2	行使购买选择权 Exercise of Option

以符合中国法律要求为前提，乙方或其指定人士可通过向甲方和/或目标公司（视 情形而定）发出书面通知（下称“行权通知”），并具体说明其将向甲方购买的股份或从目标公司购买的资产的份额（下称“被购买股份/资产”）和购买的方式之后，行使购买选择权。乙方或其指定人士可自主决定购买选择权行使的时间、方式和次数。

Based on the requirements of Chinese law, Party B or its nominated person may send a written notice to Party A and/or the Target Company (as the case may be) (hereinafter referred to as the “Notice of Exercise”) and specify that it will purchase the shares or the shares of the assets purchased from the Target Company (hereinafter referred to as the “Purchased Shares/Assets”) and the way of purchase, the purchase options are excised. Party B or its designee may independently decide when, how and how often to exercise the option.

1.3	行权通知的效果 Effect of Notice of Exercise

在收到行权通知之日起三十（30）日内，甲方和/或目标公司（视情形而定）应与乙方或其指定人士签署股份/资产转让合同和实现转让的其他文件（合称“转让文件”）。且甲方不可撤销地放弃其对另一方向乙方出售的所有股份的优先购买权。

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Within thirty (30) days from receipt of the notice of execution, Party A and/or the Target Company (as the case may be) shall sign the Equity/Asset Transfer Contract and other documents (the “Transfer Documents”) for the transfer with Party B or its nominated person. And Party A irrevocably waived its right of first refusal to purchase all the other shares sold by the other party to Party B.

1.4	手续 Procedure

转让文件签署后，甲方和/或目标公司必须无条件配合乙方办理有关转让所必要的任何审批、许可、登记、备案等手续，以在不附带任何担保权益的情况下，将被购买股份/资产的有效所有权转让给乙方或其指定人士并使乙方或其指定人士成为被购买股份/资产的登记在册所有人。

After the transfer documents are signed, Party A and/or the Target Company must unconditionally cooperate with Party B to handle any necessary matters related with transfer including approvals, permits, registrations, filings, etc. Party A shall transfer without any security interests the effective ownership of purchased equity/asset to Party B or its designated person who become the registered owner of the purchased equity/asset.

1.5	责任 Responsibility

甲方不负责承担目标公司在本协议下对乙方的义务和责任。

Party A is not responsible for the obligations and responsibilities of the Target Company to Part B under this Agreement.

第二条 行权价格

Article 2 Subscription Price

2.1	在适用的中国法律允许的情况下，乙方有权自行或通过其指定人士随时以届时中国法律所允许的最低价格（“行权价格”）收购甲方所持有的目标公司所有或部分股份或目标公司的所有或部分资产。

Subject to applicable PRC laws, Party B has the right to purchases all or part of the equity interests or assets of the Target Company held by Party A at any time, either at its own discretion or through its designated person, at the lowest price (the “exercise price”) permitted by the then-current Chinese law.

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第三条 陈述和保证

Article 3 Representation and Warranty

3.1	陈述和保证 Representations and Warranties

每一方向其他方陈述和保证如下：

Each of the party represents and warrants to the other party that:

(1)	其拥有一切必要的权利、能力和授权签署本协议并履行本协议项下的全部义务和责任，本协议一经签署即构成对该方合法、有效且具有约束力的义务并可按照本协议的条款对其强制执行。

It has all requisite power, capability and authority to execute this Agreement and perform its obligations and liabilities under this agreement. This Agreement constitutes the legally valid and binding obligation to the party and is enforceable against the party in accordance with its terms upon execution.

(2)	本协议及任何有关股份/资产转让合同的签署和交付以及其在本协议及任何有关股份/资产转让合同项下的义务的履行均不会：(i)导致其违反任何有关的中国法律；(ii)与其章程或其他组织文件相抵触；(iii)导致违反向其颁发的任何许可或授予的任何批准或该等许可或批准持续有效的任何条件。

The execution, delivery or performance of this Agreement will not (i) lead to violation of any law of the PRC; (ii) conflict with the by-law or other constitutional documents;(iii) lead to breach of any conditions on the basis of which any permit or approval is issued to any party hereto and (or) maintenance thereof.

(3)	其自身或其代理人、员工或代表提供给另一方的所有资料在所有重要方面均是真实、完整和准确的，并没有误导。

The information provided by itself or its agents, employees or representatives to the other party is true, complete, accurate and no misleading in all material respect.

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3.2	目标公司、甲方额外陈述与保证

Additional Representations and Warranties of the Target Company and Party A

目标公司、甲方向乙方额外地陈述和保证如下：

The Target Company and Party A provide to Party B the following additional representations and warranties:

(1)	甲方对其在目标公司的股份拥有良好和可出售的所有权，除各方与本协议同日签署的《股份质押协议》下所规定的质押外，该等股份上没有任何其他权利负担。

Party A has good and sellable title to its equity in the Target Company, except for the pledges stipulated under the <Equity Pledge Agreement> signed by the parties on the same day with the agreement, and there is no other right burden on it.

(2)	目标公司对其所有资产拥有良好和可出售的所有权，该等资产上没有任何担保权益或其他权利负担。

The Target Company has good and sellable ownership of all its assets and there is no any security interest or other rights burden on such assets.

(3)	目标公司遵守所有适用的法律法规（包括但不限于资产收购所适用的法律法规）。

The Target Company complies with all applicable laws and regulations (including but not limited to the laws and regulations applicable to asset acquisition)

(4)	不存在未决的或潜在的与目标公司或其股份或资产有关的诉讼、仲裁或行政程序。

There are no pending or potential litigation, arbitration or administrative proceedings relating to the Target Company or its equity or assets.

(5)	在乙方或其指定人士行使本协议下的购买选择权取得标的股份或资产后，目标公司、甲方不会做出任何有损于该等股份或资产的有效性或任何权益以及该等股份或资产的转让行为的有效性的行为。

After Party B or its designated person exercises the purchase option under this Agreement to obtain the underlying equity or assets, the Target Company and Part A will not take any detriment action to the validity or any interests of the equity or assets, or the validity of the act of transferring the equity or assets.

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第四条 其它约定

Article 4 Other Provisions

4.1	目标公司禁为行为 Prohibition of the Target Company

在乙方或其指定人士行使购买选择权取得目标公司的全部股份或资产之前，未经乙方事先书面同意，目标公司不得进行如下行为：

Before Party B or its nominated person excises the purchase option to acquire the entire equity or assets of the Target Company, without Party B’s prior written consent, the Target Company is prohibited to:

(1)	出售、转让、抵押或以其他方式处置任何资产、业务或收入的合法或受益权益，或允许在其上设置任何其他担保权益；

Sell, transfer, mortgage or otherwise dispose of any legal or beneficial interest in any asset, business or income, or allow any other security interest to be set up on it;

(2)	达成将实质性影响其资产、责任、运营、股份及其它合法权利的交易；

Enter into the transactions that will materially affect its assets, liabilities, operations, equity and other legal rights;

(3)	发生、继承、保证或容许存在任何债务，但(i)日常业务过程中产生而不是通过借款方式产生的债务；和(ii)已向乙方披露和得到乙方书面同意的债务除外；

Occur, inherit, guarantee or allow to have any debt, except for the debt which is (i) incurred in the ordinary course of business other than the debt arising from the borrowing; and (ii) disclosed to Party B and approved by Party B in writing;

(4)	签订任何涉及到义务（无论是否或有义务）或付款单独超过每年人民币10万元或累计超过人民币50万元的任何合同，或受该等合同的约束（一系列相关的合同应被视为一份合同且该系列合同涉及的金额应当累计计算）；

Sign any contract involving any obligation (whether there is an obligation or not) or single payment exceeding RMB 100 thousand per year or accumulatively exceeding RMB 500 thousand, or be bound by such contract (a series of related contracts shall be deemed as one contract and the amount involved in the series of contracts should be calculated cumulatively);

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(5)	向任何人提供贷款或信贷；

Provide loans or credit to anyone;

(6)	与任何人合并或联合，或对任何人进行收购或投资；

Merge or associate with anyone or acquire or invest in anyone;

(7)	与其任何关联方达成任何协议或安排，但与本协议同日签署的与乙方达成的协议或安排除外；或

Enter into any agreement or arrangement with any of its affiliates, except for an agreement or arrangement with Party B signed on the same date as this Agreement; or

(8)	以任何形式派发股息给股东。

Distribute dividends to shareholders in any form.

4.2	目标公司、甲方禁为行为 Prohibition of the Target Company and Party A

在乙方或其指定人士行使购买选择权取得目标公司的全部股份或资产之前，未经乙方事先书面同意，目标公司、甲方不得共同或单方进行如下行为：

Before B or its designated person exercises the purchase option to acquire the entire equity or assets of the Target Company, without the prior written consent of Party B, the Target Company, Party A shall not jointly or unilaterally conduct the following actions:

(1)	出售、转让、抵押或以其他方式处置目标公司的股份/资产或允许对其设置任何权益负担，但根据各方与本协议同日签署的《股份质押协议》进行的质押除外；

Sell, transfer, mortgage or otherwise dispose of the Target Company’s equity/assets or allow any equity burden on it, except for pledges made under the <Equity Pledges Agreement> signed by the parties on the same day as this Agreement;

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(2)	以任何形式补充、更改或修改目标公司公司章程文件，且该等补充、更改或修改将实质性影响目标公司的资产、责任、运营、股份及其它合法权利；

Add, change or modify the Articles of Associations of the Target Company in any way, and such supplements , changes or modifications will materially affect the Target Company’s assets, liabilities, operations, equity and other legal rights;

(3)	任命、撤销或替换目标公司的任何董事、监事或管理人员；

Appoint, revoke or replace any director, supervisor or manager of the Target Company;

(4)	增加或减少目标公司的注册资本或以任何其他方式改变其股份结构；

Increase or decrease the registered capital of the Target Company or change its shareholding structure in any other way;

(5)	促使目标公司达成将实质性影响目标公司的资产、责任、运营、股份及其它合法权利的交易；或

Promote the Target Company to enter into transactions that will materially affect its assets, liabilities, operations, equity and other legal rights; or

(6)	促使目标公司的股东大会通过分派股息的决议。

Procure the shareholders meeting of the Target Company to pass resolution regarding dividend distribution.

4.3	目标公司、甲方应为行为 Actions of the Target Company and Party A

在乙方或其指定人士行使购买选择权取得目标公司的全部股份或资产之前，目标公司、甲方应：

Before Party B or its designated person exercises the purchase option to acquire the entire equity or assets of the Target Company, the Target Company and Party A shall:

(1)	按照良好的财务和商业标准及惯例，保持目标公司的存续，审慎及有效地经营其业务和处理事务；

Maintain the existing of the Target Company in accordance with good financial and commercial standards; practice and operate its business cautiously and effectively;

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(2)	在正常业务过程中经营目标公司的所有业务，以保持目标公司的资产价值，不进行任何足以影响其经营状况或资产价值的作为/不作为；

Operate all the business of the Target Company in the ordinary course of business in order to maintain the asset value of the Target Company and perform no action /inaction which may affect its operating status or asset value;

(3)	应乙方要求，向其提供所有关于目标公司的营运和财务状况的资料；

At the request of Party B, provide all information regarding operation and financial status of the Target Company;

(4)	将已发生的或可能要发生的与目标公司或其股份或资产有关的诉讼、仲裁或行政程序立即通知乙方；

Notify Party B promptly of litigation, arbitration or administrative procedures that have occurred or may occur in connection with the Target Company or its equity or assets;

(5)	从乙方接受的保险公司处购买和一直持有保险，维持的保险金额和险种应与在同一地区经营类似业务或拥有类似财产或资产的公司通常投保的金 额和险种一致，所有费用由目标公司承担；

Purchase insurance from the insurance company accepted by Party B and maintain the insurance at all times, and the amount and type of insurance to be maintained shall be the same as the amount and type of insurance usually adopted by the company operating similar businesses or having similar assets or assets in the same region,all costs should be borne by the Target Company;

(6)	为保持目标公司对其全部资产的所有权，签署所有必要和适当的文件，采取所有必要和适当的行动，提出所有必要和适当的控告并对所有索偿进行必要和适当的抗辩；

In order to maintain ownership of entire assets of the Target Company, sign all necessary and appropriate documents; take all necessary and appropriate actions and make all necessary and appropriate charge and appropriate defenses against all claims;

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(7)	应乙方要求，立即将目标公司所有可分配利润立即分配给其股东；及

Distribute all the distributable profits of the Target Company to its shareholders immediately upon the request of Party B; and

(8)	应乙方要求，委任由乙方指定的任何人士出任目标公司的董事。

Appoint any person designated by Party B as the director of the Target Company upon the request of Party B.

第五条 赔偿

Article 5 Compensation

5.1	如果出现可能使本协议任何一方在第三条下所做的任何陈述或保证成为不真实或不准确的情况，有关一方应立即以书面形式通知另一方，并应按照另一方的合理要求采取措施予以补救。每一方同意补偿另一方因其在第三条作出的陈述和保证的任何不真实性或不准确性或因其违反本协议项下的任何其他约定或规定所产生或与此相关的，任何其他一方所遭受的任何所有债务、义务、赔偿、罚款、裁决、诉讼、费用、开支和代垫费用。

If any of the representations or warranties made by any party under Article 3 become untrue or inaccurate, the relevant party shall promptly notify other party in writing and shall provide remedies according to reasonable requests made by the other party. Each party agrees to indemnify any other party the debts, obligations, compensation, fines, awards, litigation, cost, expenses and disbursements which are arising from or relating to any untruthfulness or inaccuracy in the representations and warranties made under Article 3 or because of any breach of agreement or provision under this Agreement.

第六条 保密

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Article 6 Confidentiality

6.1	一般义务 General Obligation

在本协议期限内和在本协议因任何原因终止后的五（5）年内，未经各方事先同意，任何一方应为本协议及一方因履行本协议而从其他方取得的任何口头或书面资料（“保密资料”）保密，不得向任何其他人披露任何保密资料。

Within 5 years after the expiration of this Agreement and after termination of this Agreement for any reason, without prior consent of the parties, either party shall be responsible for any oral or written information obtained by this Agreement and any other party from the other party in performing this Agreement (the “Confidential Information”) is confidential and may not disclose any Confidential Information to any other person.

6.2	向接收人披露 Disclosure to the Recipient

为达到本协议目的需要的情况下，各方可向其董事、高级职员、经理、合作伙伴、员工及法律、财务和专业顾问（合称“接收人”），在需要了解的基础上披露保密资料。

In order to achieve the purpose of this Agreement, the parties may disclose the Confidential Information to its directors, officers, managers, partners, employees and legal, financial and professional advisors (collectively referred to as the “Recipients”) on a need-to-know basis.

6.3	接收人的义务 Obligations of the Recipients

各方应确保其各自的任何接收人知道和遵守其在本协议项下的所有保密义务，如同该接收人是本协议的一方。

The parties shall ensure that their respective Recipients are aware of and comply with all their confidentiality obligations under this Agreement, as if the recipient were a party to this Agreement.

6.4	例外情况 Exceptions

第6.1条的规定不适用于：

The Clause 6.1 shall not apply to:

(1)	已成为或将成为公众可以得到的保密资料，而该资料的披露不是因为任何一方或其任何接收人违反本协议披露或指示披露所造成的；

The Confidential Information which is already in the public domain or comes into the public domain otherwise than by a breach of any obligation of confidentiality; or which

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(2)	任何一方根据任何适用法律、法规、任何监管机构的要求或者任何证券交易所任何适用规则的规定进行的披露，但是有关的披露只限于该等要求或规定的范围内，并且在可行的情况下，另一方应被给予机会在披露之前审阅披露的内容和对披露的内容提出意见；以及

Disclosures by either party in accordance with the requirements of any applicable law, regulation, any regulatory department or any applicable rules of any stock exchange, but such disclosure is limited to the scope of such regulations or requirements and is feasible under the circumstances, other party should be given the opportunity to review the contents of the disclosure and provide comments on the disclosure before disclosure;

(3)	任何一方根据任何政府规定或司法或监管过程的规定进行的披露或者在任何因本协议产生或与之相关的法律诉讼、起诉或程序的司法、监管或仲裁程序中进行的披露，但是有关的披露只限于该等规定或程序要求的范围内，并且在可行的情况下，另一方被给予机会在披露之前审阅披露的内容和对披露的内容提出意见。

Disclosures by any party pursuant to any governmental regulation or judicial or regulatory process or in any judicial, regulatory or arbitral proceedings in any legal proceedings, proceedings or proceedings arising out of or in connection with this Agreement, but relevant disclosures are limited to the scope of these requirements or procedural requirements, and where feasible, other party are given the opportunity to review the disclosure and provide comments on the disclosure before disclosure.

第七条 期限与终止

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Article 7 Term and Termination

7.1	期限 Term

本协议自各方授权代表于文首所载日期签署后生效，有效期至2032年8月10日止，除非乙方按第7.2条的规定提前终止，否则本协议有效期限届满时应自动续展一（1）年，之后依此类推。

如一品威客开曼公司（EPWK HOLDINGS LTD.）和/或目标公司于2023年12月31日前未完成本次境外上市（本次境外上市指：成功在纳斯达克交易所挂牌上市），则本协议自动终止。

This Agreement shall be valid from the date of signing until August 10, 2032. unless Party B terminates it early in accordance with the provisions of Article 7.2 that the Agreement will not be renewed, otherwise the term of this Agreement shall be automatically renewed for one (1) year at the expiration date of the validity term, and so on.

In the case that EPWK HOLDINGS LTD. and/or the Target Company have not completed this overseas listing before December 31, 2023 (this overseas listing refers to: successfully listed on the NASDAQ exchange), This Agreement will automatically terminate.

7.2	终止 Termination

目标公司、甲方不得在任何情况下因任何原因终止本协议。乙方可自行决定提前一（1）个月书面通知后终止本协议。如果发生任何下列事件，乙方可在向另一方发出终止本协议的书面通知后立即终止本协议：

The Target Company and Party A shall not terminate this Agreement in any circumstance for any reason. Party B may at its own discretion terminate the agreement upon a one-month prior written notice. If any of the following events occurs, Party B may terminate this Agreement immediately after issuing a written notice to Party A to terminate this Agreement:

(1)	任何其他一方没有遵守本协议中的任何义务、规定和条件，而且经乙方发出有关书面通知后十（10）日内，没有加以纠正；或

Any party does not comply with any obligations, stipulations and conditions in this Agreement, and the party does not correct such breach within ten (10) days after Party B sends a written notice to Party A; and

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(2)	目标公司停业、丧失偿债能力、破产、成为清算或解散程序的对象、无力偿还到期债务或依法解散。

The Target Company suspends its business, loses the ability to repay the debts, becomes bankruptcy or the object of liquidation or dissolution procedures, is not able to repay the debts due and payable or dissolved according to laws.

7.3	终止后的行动 Action after Termination

另一方无权以任何理由就本协议终止而蒙受的任何损失（包括业务或收益上的损失）向乙方提出权利要求。本协议终止，无损任何一方在终止前产生的任何权利或救济，且不影响一方向另一方履行在本协议终止前产生的任何义务。

The other party is not entitled to claim any right to the pledgee for any loss (including loss of business or profits) suffered by the termination of this Agreement for any reason. Termination of this Agreement does not infringe any rights or remedies of any party prior to termination and does not affect the performance by any party of any of its obligations prior to the termination of this Agreement.

7.4	继续有效 Continue to be Effective

第五、六、7.3-7.4、八、9.1-9.3和9.8-9.9条规定在本协议终止后仍然继续有效。

The Article 5, 6, Clause 7.3-7.4, Article 8, Clause 9.1-9.3 and Clause 9.8-9.9 shall remain valid after the termination of this Agreement.

第八条 通知

Article 8 Notice

8.1	除非有更改本协议序言中所列地址的书面通知，本协议项下的通知应通过专人递送、传真或挂号邮寄的方式发到该等地址。通知如果是以挂号邮寄的方式发送，则挂号邮件的回执上记载的签收日期为送达日，如果以专人递送或传真方式发送，则以发送之日为送达日。以传真方式发送的，应在发送后立即将原件以挂号邮寄或专人递送的方式发到上述地址。

Unless there is a written notice to change the address specified in the preamble of this agreement, any notices by the Parties hereunder shall be sent by hand delivery, facsimile, registered mail to the addresses. If the notice is sent by registered mail, the receipt date recorded on the mail receipt shall be deemed as the service date. If it is delivered by hand or by fax, the date of delivery shall be deemed as the service day. If it is delivered by fax, the original should be sent to the above address by registered mail or delivered by hand immediately after the facsimile notice is served.

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第九条 其他规定

Article 9 Miscellaneous Provisions

9.1	法律适用 Governing Law

本协议的签署、解释、履行和终止适用中华人民共和国法律，并依其解释。

The signing, interpretation, performance and termination of this Agreement, shall be governed by and interpreted in accordance with the laws of the People's Republic of China.

9.2	争议解决 Resolution of Disputes

所有因本协议引起的或与本协议有关的争议都应通过各方的友好协商解决。若在一方提出协商解决争议的要求之后三十（30）日内，各方仍未达成解决争议的协议，任何一方均有权将有关争议提交厦门仲裁委员会，由三（3）名仲裁员依当时有效的该委员会仲裁规则通过仲裁解决。仲裁语言为中文。仲裁裁决应是终局的，对各方都有约束力。如果仲裁庭未作另外规定，仲裁费用由败诉的一方承担。

Any dispute arising out of the interpretation and performance of any terms of this Agreement shall be settled by the parties through negotiation. Should the parties cannot reach an agreement to resolve the dispute with 30 days after a party submits the request of dispute negotiation, either party has the right to submit the dispute to Xiamen Arbitration Committee, where 3 arbitrators will settle the dispute according the arbitration rules of the Committee that are in force at that time. The arbitration language is Chinese. The award shall be final and binding on all parties. The arbitration fees shall be borne by the losing party unless otherwise specified by the arbitration tribunal.

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9.3	可分割性 Severability

如果本协议中的任何一项或多项规定根据任何法律法规在任何方面被认定为无效、不合法或不能执行，有关的规定应视为可从本协议分割，而本协议其余规定的效力、合法性及可执行性不因此而在任何方面受到影响或损害。各方应努力本着诚信原则进行磋商，以有效、合法且可以执行的规定代替无效、不合法或不能执行的规定，而其经济效果应尽量接近被代替的规定原先想要达到的经济效果。

If one or multiple provisions of this Agreement are determined to be invalid, illegal or unenforceable in any way according to any laws and regulations, the relevant provisions shall be deemed severable from this Agreement, and the effectiveness, legality and enforceability of the remaining provisions of this Agreement shall not be affected or impaired in any way. The Parties shall, through consultation in good faith, revise as far as permitted by law and in a manner most approximate to the original intention of the parties, such invalid and unenforceable provisions to the extent to which the provisions are lawful, valid and enforceable, and such revised provisions shall be, as far as possible, of same financial efficacy with those provisions that are invalid, unlawful or unenforceable.

9.4	弃权 Waiver

任何一方没有行使或没有及时行使本协议项下的任何权利、权力或补救措施，不应视为弃权，而任何一次行使或部分地行使有关权利、权力或者补救措施，也不妨碍进一步行使有关权利、权力或补救措施或行使任何其他权利、权力或补救措施。在不限制上述规定的情况下，任何一方对另一方违反本协议的任何规定作出弃权，不应视为对日后违反该条规定或者违反本协议的任何其他规定也作出弃权。

Any failure of any party to exercise or timely exercise any right, power or remedy under this Agreement shall not be deemed as a waiver, and any exercise of the relevant rights, power or remedy at any one time will not prevent the further exercise of such rights, power or remedy or exercise any other right, power or remedy. Without limiting the foregoing, any party waving any other party's violation of any provisions of this Agreement shall not be deemed to have waived any later violation of this provision or any other provision of this Agreement.

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9.5	转让限制 Transfer Restoration

本协议对各方及其继承者和被许可的受让方具有约束力。事先通知另一方后，乙方可向其指定的任何人转让其在本协议下的权利和义务。非经乙方事先书面同意，甲方不得转让其在本协议下的任何权利和义务。

This Agreement is binding on all parties and their successors and approved transferees. After informing other party in advance, Party B may transfer its rights and obligations under this Agreement to any person it designates. The other party cannot transfer any of their rights and obligations without Party B’s prior written consent.

9.6	完整协议 Integrity of this Agreement

本协议构成协议各方就本协议的标的事项所达成的完整的协议及共识，并且，以往各方之间关于本协议标的事项的所有口头或书面协议、备忘录或安排均被本协议取代。

The agreement constitutes the full and entire understanding and agreement between the parties with respect to the subject matter hereof and replaces all oral and/or written agreement, understanding and arrangements of the parties prior to the conclusion of this Agreement.

9.7	修订 Amendment

对本协议条款的任何修改必须经各方协商一致，并由各方各自取得必要的授权和批准后，以书面形式作出方为有效。经过各方适当签署的有关本协议的修改协议和补充协议是本协议的组成部分，具有与本协议同等的法律效力。

Any amendment and supplement to this Agreement shall be made in writing by the parties. Any modification or supplement to this Agreement duly signed by the parties constitutes an integral part of this Agreement and shall have the same legal validity as this Agreement.

9.8	标题 Titles

本协议中的标题只是为了方便而使用，不得用来限制或解释本协议条款。

The titles used in this Agreement are used for convenience only and are not to be considered in restricting or interpreting this Agreement.

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9.9	文本 Copies

本协议可签署一份或多份，经正当签署的该等多份文件构成同一份协议，具有相同的法律效力。

This Agreement may be signed in one or more counterparts and all of which together shall constitute the same one instrument with equal legal validity.

9.10	语言 Language

本协议以中文书就，英文翻译仅供参考。为避免歧义，如中英文有任何不一致，以中文为准。

This agreement is written in Chinese and the English translation is for reference only.To avoid ambiguity, if there is any inconsistency between Chinese and English, the Chinese version shall prevail.

（以下无正文，为签署页）

(The following is signature page without content of agreement)

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鉴于此，各方已促使其各自的授权代表于文首所载日期签署本协议，以昭信守。

In witness whereof, the parties have caused this Agreement to be executed by their respective authorized representatives on the date first above written.

甲方 Party A		乙方 Party B

亿品微客（广州）网络科技有限公司

[Name of the Shareholder]		Yipinweike (Guangzhou) Network Technology Co.,Ltd.
签字/Signature：	/s/ [Signature of the Shareholder]*	（公章/ Common Seal）
（公章/ Common Seal）**

签署（授权代表）		签署（授权代表）
/Signature(Authorized Representative):		/Signature(Authorized Representative)：

/s/ [Signature of Authorized Representative] **		/s/ Guohua HUANG

丙方 Party C

厦门一品威客网络科技股份有限公司

Xiamen EPWK Network Technology Co., Ltd.

（公章/ Common Seal）

签署（授权代表）
/Signature(Authorized Representative)：
/s/ Guohua HUANG

(购买选择权协议签字页)

(Signature Page of Call Option Agreement)

Schedule of Material Differences

One or more person signed a Call Option Agreement under this form. Pursuant to Instruction ii to Item 601 of Regulation S-K, the Registrant may only file this form as an exhibit with a schedule setting forth the material details in which the executed agreements differ from this form:

No.	Name of Shareholders	Address	Percentage of Share Ownership	Shareholder’s ID Number*	Title and Name of the Authorized Representative**	Date
1.	Aling YE	Room 701, Building 2, Junlintianxia, No. 5, Zhuchan Street, Xiangcheng District, Zhangzhou City, Fujian Province	1.2282%	[***]		August 11, 2022
2.	Hongxiu WANG	Room A1912, Urban Sunshine, No. 70 Nanchang Middle Road, Xiangcheng District, Zhangzhou City, Fujian Province	3.1319%	[***]		August 11, 2022
3.	Guohua HUANG	No. 32, Yindoushan Wuli, Maxiang Town, Xiang'an District, Xiamen City, Fujian Province	18.5617%	[***]		August 11, 2022
4.	Zhinan HUANG	No. 187, Dongshe, Haiqiao Village, Lantian Town, Longwen District, Zhangzhou City, Fujian Province	16.2633%	[***]		August 11, 2022
5.	Zhiyou HUANG	No. 132, Caoliao Street, Xiangcheng District, Zhangzhou City, Fujian Province	4.8780%	[***]		August 11, 2022
6.	Xiamen Yipin Zhicheng Enterprise Management Partnership (Limited Partnership)	Room 201-15, No. 278, Haijing Road, Xiamen Area, China (Fujian) Pilot Free Trade Zone	0.5404%		Executive Partner: Guohua HUANG	August 11, 2022
7.	Shenzhen Letou Tiancheng Investment Technology Co., Ltd.	Room 1115, Hanggang Fuchun Business Building, No. 6031 Shennan Avenue, Tianan Community, Shatou Street, Futian District, Shenzhen	3.6239%		Legal Representative: Min LIU	August 11, 2022
8.	Xiamen Youshenghao Enterprise Management Co., Ltd.	Room 152, Zone D, 2nd Floor, No. 38, Shengtang Street Industrial Zone, Cencun, Tianhe District, Guangzhou	4.3777%		Legal Representative: Xinv LIAN	August 11, 2022
9.	Shangtai (Xiamen) Electronic Technology Co., Ltd.	Room 302, No. 278, Haijing Road, Xiamen Area (bonded port area), China (Fujian) Pilot Free Trade Zone	7.1922%		Legal Representative: Limin HUANG	August 11, 2022
10.	Xiamen Yuechu Enterprise Management Co., Ltd.	No. 49, Unit 03, 4th Floor, No. 359, Chengyi Street, Phase III, Xiamen Software Park	4.8381%		Legal Representative: Kenglong SHEN	August 11, 2022
11.	Xiamen Zhihui Yipin Network Technology Co., Ltd.	No. 38, Unit 03, 6th Floor, No. 359, Chengyi Street, Phase III, Xiamen Software Park	5.9409%		Legal Representative: Limin HUANG	August 11, 2022

12.	Xiamen Xinglin Construction And Development Co., Ltd.	20-22nd floor, No. 502 Xinglinwan Road, Jimei District, Xiamen	5.0589%	Legal Representative: Zhi WANG	August 11, 2022
13.	Xiamen Youqia Online Network Technology Co., Ltd.	No. 7, Unit 03, 4th Floor, No. 359, Chengyi Street, Phase III, Xiamen Software Park	2.8581%	Legal Representative: Yun LIAO	August 11, 2022
14.	Xiamen Cool Thai Preferred Enterprise Management Partnership (Limited Partnership)	Room 319-12, No. 278, Haijing Road, Xiamen Area (bonded port area), China (Fujian) Pilot Free Trade Zone	4.8412%	Executive Partner: Juan SUN	August 11, 2022
15.	Xiamen Jimei District Industrial Investment Co., Ltd.	Unit 2502, No. 492 Xinglinwan Road, Jimei District, Xiamen	8.0169%	Legal Representative: Xiangjiang WU	August 11, 2022
16.	Xiamen Yipin Weike Investment Management Partnership (Limited Partnership)	Room 236, 2nd Floor, No. 33, Xinglin South Road, Jimei District, Xiamen	8.6486%	Executive Partner: Guohua HUANG	August 11, 2022

*	Individual Shareholders

**	Corporate Shareholders

***	Sensitive Information